UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 10, 2007

Central Garden & Pet Company

(Exact name of registrant as specified in its charter)

Delaware	001-33268	68-0275553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1340 Treat Boulevard, Suite 600, Walnut Creek, California	94597
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 948-4000

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 10, 2007, Central Garden & Pet Company issued a press release announcing that it will offer 10,000,000 shares of Class A common stock to the public (plus up to 1,500,000 additional shares pursuant to the underwriters’ over-allotment option) and that concurrent with the offering, the Company’s chairman and founder, William Brown, intends to purchase an additional 500,000 shares of Class A common stock directly from the Company. In addition, the Company released preliminary guidance for the fiscal fourth quarter ending September 29, 2007 and fiscal 2008. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated September 10, 2007.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL GARDEN & PET COMPANY

By:	/s/ William E. Brown
William E. Brown
Chairman

Dated: September 11, 2007

3

Exhibit No.	Description
99.1	Press Release dated September 10, 2007.

4